PRESS RELEASE

Occidental Announces 2nd Quarter 2022 Results

•Repaid $4.8 billion of debt, representing 19% of total outstanding principal
•Repurchased over 18 million shares for approximately $1.1 billion through August 1, 2022
•Earnings per diluted share of $3.47 and adjusted earnings per diluted share of $3.16
•Cash flow from continuing operations of $5.3 billion and cash flow from continuing operations before working capital of $5.1 billion
•Capital spending of $972 million, resulting in record quarterly free cash flow before working capital of $4.2 billion
•OxyChem generated record quarterly pre-tax earnings of $800 million; adjusted mid-point total year pre-tax earnings guidance to $2.3 billion

HOUSTON — August 2, 2022 — Occidental (NYSE:OXY) today announced net income attributable to common stockholders for the second quarter of 2022 of $3.6 billion, or $3.47 per diluted share, and adjusted income attributable to common stockholders of $3.2 billion, or $3.16 per diluted share. This is compared to net income attributable to common stockholders for the first quarter of 2022 of $4.7 billion, or $4.65 per diluted share, and adjusted income attributable to common stockholders of $2.1 billion, or $2.12 per diluted share. Second quarter after-tax items affecting comparability of $315 million included $174 million of derivative gains and $140 million of gains on early debt extinguishment.

“Oxy completed another quarter with strong operational and financial performance across all of our businesses. We generated $4.2 billion of free cash flow before working capital in the second quarter, our highest quarterly free cash flow to date. We also achieved a significant milestone as we surpassed our near-term debt reduction goal and activated our share repurchase program," said President and Chief Executive Officer Vicki Hollub. "Our ongoing efforts to improve the balance sheet remain in place, but we are pleased that our deleveraging progress has reached a stage where our focus can expand to additional cash flow priorities.”

QUARTERLY RESULTS
Oil and Gas
Oil and gas pre-tax income on continuing operations for the second quarter of 2022 was $4.1 billion, compared to pre-tax income of $2.9 billion for the first quarter of 2022. Excluding items affecting comparability, second quarter of 2022 oil and gas income improved over the first quarter of 2022 due to higher crude oil and domestic natural gas prices and higher crude oil and NGL volumes, partially offset by higher lease operating expenses. For the second quarter of 2022, average WTI and Brent marker prices were $108.41 per barrel and $111.69 per barrel, respectively. Average worldwide realized crude oil prices increased by approximately 17 percent from the prior quarter to $107.72 per barrel. Average worldwide realized natural gas liquids (NGL) prices increased by approximately 6 percent from the prior quarter to $42.04 per barrel. Average domestic realized gas prices increased by approximately 50 percent from the prior quarter to $6.25 per Mcf.

Total average global production of 1,147 thousand of barrels of oil equivalent per day (Mboed) for the second quarter of 2022 was within the mid-point of guidance. Permian, Rockies and International came within guidance, with average production of 493 Mboed, 279 Mboed and 228 Mboed, respectively. Gulf of Mexico average production of 147 Mboed exceeded the high-end of guidance.

OxyChem
Chemical pre-tax income of $800 million for the second quarter of 2022 exceeded guidance of $775 million, and represented the fourth consecutive quarter of record earnings. Compared to the first quarter of 2022 pre-tax income of $671 million, the increase in the second quarter of 2022 income was driven primarily by higher realized pricing and improved demand across most product lines, partially offset by higher energy costs.

Midstream and Marketing
Midstream and marketing pre-tax income was $264 million for the second quarter of 2022, and included net derivative gains of $96 million. WES equity income was $159 million. Excluding items affecting comparability, second quarter of 2022 midstream and marketing pre-tax income came within guidance and increased, compared to the first quarter of 2022, primarily due to higher realized sulfur prices and sales volumes at Al Hosn Gas and higher Dolphin Energy pipeline equity income, resulting from the completion of the first quarter planned maintenance, and partially offset by the timing impact of crude sales.

Supplemental Non-GAAP Measures
This press release refers to adjusted income (loss), cash flow from continuing operations before working capital and free cash flow, which are supplemental measures not calculated in accordance with generally accepted accounting principles in the United States (GAAP). These Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as an alternative to the comparable GAAP financial measures. Definitions of adjusted income (loss) and a reconciliation to net income (loss), along with cash flow from continuing operations before working capital and free cash flow and a reconciliation to the comparable GAAP financial measures, are included in the financial schedules of this press release. Occidental’s definition of adjusted income (loss), cash flow from continuing operations before working capital and free cash flow may differ from similarly titled measures provided by other companies in our industry and as a result may not be comparable.

About Occidental
Occidental is an international energy company with assets primarily in the United States, the Middle East and North Africa. We are one of the largest oil producers in the U.S., including a leading producer in the Permian and DJ basins, and offshore Gulf of Mexico. Our midstream and marketing segment provides flow assurance and maximizes the value of our oil and gas. Our chemical subsidiary OxyChem manufactures the building blocks for life-enhancing products. Our Oxy Low Carbon Ventures subsidiary is advancing leading-edge technologies and business solutions that economically grow our business while reducing emissions. We are committed to using our global leadership in carbon management to advance a lower-carbon world. Visit oxy.com for more information.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements about Occidental’s expectations, beliefs, plans or forecasts. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, and they include, but are not limited to: any projections of earnings, revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations, business strategy or financial position; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” "commit," "advance," “likely” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statements as a result of new information, future events or otherwise.

Although Occidental believes that the expectations reflected in any of its forward-looking statements are reasonable, actual results may differ from anticipated results, sometimes materially. In addition, historical, current and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve and assumptions that are subject to change in the future. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: general economic conditions, including slowdowns, domestically or internationally; Occidental’s indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; Occidental’s ability to successfully monetize select assets and repay or refinance debt and the impact of changes in Occidental’s credit ratings; the scope and duration of the COVID-19 pandemic and ongoing actions taken by governmental authorities and other third parties in response to the pandemic; assumptions about energy markets; global and local commodity and commodity-futures pricing fluctuations and volatility; supply and demand considerations for, and the prices of, Occidental’s products and services; actions by the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC oil producing countries; results from operations and competitive conditions; future impairments of our proved and unproved oil and gas properties or equity investments, or write-downs of productive assets, causing charges to earnings; unexpected changes in costs; inflation and its impact on markets and economic activity; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment, including Occidental's ability to timely obtain or maintain permits or other governmental approvals, including those necessary for drilling and/or development projects; Occidental's ability to successfully complete, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections, projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties and liabilities associated with acquired and divested properties and businesses; uncertainties about the estimated quantities of oil, NGL and natural gas reserves; lower-than-expected production from development projects or acquisitions; Occidental’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve Occidental’s competitiveness; exploration, drilling and other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver Occidental’s oil and natural gas and other processing and transportation considerations; volatility in the securities, capital or credit markets; governmental actions, war (including the Russia-Ukraine war) and political conditions and events; legislative or regulatory changes, including changes relating to hydraulic fracturing or other oil and natural gas operations, retroactive royalty or production tax regimes, deep-water and onshore drilling and permitting regulations and environmental regulation (including regulations related to climate change); environmental risks and liability under federal, regional, state, provincial, tribal, local and international environmental laws and regulations (including remedial actions); Occidental's ability to recognize intended benefits from its business strategies and initiatives, such as Occidental's low carbon ventures businesses or announced greenhouse gas emissions reduction targets or net-zero goals; potential liability resulting from pending or future litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, power outages, natural disasters, cyber-attacks or insurgent activity; the creditworthiness and performance of Occidental's counterparties, including financial institutions, operating partners and other parties; failure of risk management; Occidental’s ability to retain and hire key personnel; supply, transportation and labor constraints; reorganization or restructuring of Occidental’s operations; changes in state, federal or international tax rates; and actions by third parties that are beyond Occidental’s control.

Additional information concerning these and other factors that may cause Occidental's results of operations and financial position to differ from expectations can be found in Occidental’s other filings with the U.S. Securities and Exchange Commission, including Occidental’s Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Contacts

Media	Investors
Eric Moses	Jeff Alvarez
713-497-2017	713-215-7864
eric_moses@oxy.com	jeff_alvarez@oxy.com

Occidental Petroleum Corporation
2nd Quarter 2022
Earnings Release Schedules Index

Schedule # and Description

1.Summary Highlights
2.Items Affecting Comparability Detail
•Before Tax Allocations
•After Tax Allocations
3.Segment Results Before Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (Non-GAAP)
4.Segment Results After Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (Non-GAAP)
•Reconciliation - Diluted EPS
5.Consolidated Condensed Statements of Operations
6.Consolidated Condensed Balance Sheets
7.Consolidated Condensed Statements of Cash Flows
•Detail of Capital Expenditures and Depreciation, Depletion and Amortization
8.Oil & Gas Net Production Volumes Per Day
•MBOE/D
•By Commodity
9.Oil & Gas Net Sales Volumes Per Day and Realized Prices
•MBOE/D
•Realized Prices and Related Index Prices
10.Oil and Gas Metrics

SCHEDULE 1
Occidental Petroleum Corporation
Summary Highlights

		2021					2022
Quarterly		Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net Income (loss) ($ millions)
Reported income (loss) attributable to common stockholders		$(346)	$(97)	$628	$1,337	$1,522	$4,676	$3,555			$8,231
Reported EPS - Diluted ($/share)		$(0.36)	$(0.10)	$0.65	$1.37	$1.58	$4.65	$3.47			$8.11
Effective tax rate on reported income (loss) (%)		5%	30%	32%	23%	25%	(58)%	25%			(7)%

Adjusted income (loss) attributable to common stockholders (Non-GAAP)	(a)	$(136)	$311	$836	$1,448	$2,459	$2,127	$3,240			$5,367
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$(0.15)	$0.32	$0.87	$1.48	$2.55	$2.12	$3.16			$5.29
Effective tax rate on adjusted income (loss) (%)		(327)%	31%	30%	27%	27%	25%	25%			25%

Average Shares Outstanding - Reported Income (Loss)
Basic (millions)		933.1	934.2	935.4	936.5	935.0	936.7	939.2			938.3
Diluted (millions)		947.9	934.2	957.7	972.7	958.8	997.7	1,018.3			1,007.5

Average Shares Outstanding - Adjusted Income (Loss)	(b)
Basic (millions)		933.1	934.2	935.4	936.5	935.0	936.7	939.2			938.3
Diluted (millions)		933.1	956.8	957.7	972.7	958.8	997.7	1,018.3			1,007.5

Daily Production Volumes
Total US (MBOE/D)		904	961	918	952	933	896	919			907
US Oil (MBBL/D)		488	517	483	506	498	483	495			489
Worldwide - Reported (MBOE/D)		1,139	1,225	1,176	1,192	1,183	1,079	1,147			1,113
Worldwide - Continuing Operations (MBOE/D)		1,117	1,203	1,160	1,189	1,167	1,079	1,147			1,113
Worldwide Sales - Continuing Operations (MBOE/D)		1,113	1,199	1,158	1,193	1,166	1,074	1,150			1,112

Commodity Price Realizations
Worldwide oil ($/BBL)		$55.65	$64.18	$68.74	$75.39	$66.14	$91.91	$107.72			$100.10
Worldwide NGL ($/BBL)		$23.44	$25.06	$34.01	$36.52	$30.01	$39.61	$42.04			$40.90
Domestic gas ($/MCF)		$2.56	$2.59	$3.35	$4.64	$3.30	$4.17	$6.25			$5.20

Cash Flows - Continuing Operations ($ millions)
Operating cash flow before working capital (Non-GAAP)	(c)	$2,135	$2,710	$2,967	$3,867	$11,679	$4,178	$5,148			$9,326
Working capital changes		(1,347)	614	(57)	(636)	(1,426)	(939)	181			(758)
Operating cash flow		$788	$3,324	$2,910	$3,231	$10,253	$3,239	$5,329			$8,568
Capital expenditures		$(579)	$(698)	$(656)	$(937)	$(2,870)	$(858)	$(972)			$(1,830)

		2021					2022
Year-to-date		Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net Income (loss) ($ millions)
Reported income (loss) attributable to common stockholders		$(346)	$(443)	$185	$1,522		$4,676	$8,231
Reported EPS - Diluted ($/share)		$(0.36)	$(0.47)	$0.19	$1.58		$4.65	$8.11
Effective tax rate on reported income (loss) (%)		5%	13%	27%	25%		(58)%	(7)%

Adjusted income (loss) attributable to common stockholders (Non-GAAP)	(a)	$(136)	$175	$1,011	$2,459		$2,127	$5,367
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$(0.15)	$0.18	$1.05	$2.55		$2.12	$5.29
Effective tax rate on adjusted income (loss) (%)		(327)%	24%	28%	27%		25%	25%

Average Shares Outstanding - Reported Income (Loss)
Basic (millions)		933.1	933.8	934.4	935.0		936.7	938.3
Diluted (millions)		947.9	933.8	954.2	958.8		997.7	1007.5

Average Shares Outstanding - Adjusted Income (Loss)	(b)
Basic (millions)		933.1	933.8	934.4	935.0		936.7	938.3
Diluted (millions)		933.1	952.4	954.2	958.8		997.7	1007.5

Daily Production Volumes
Total US (MBOE/D)		904	932	927	933		896	907
US Oil (MBBL/D)		488	502	496	498		483	489
Worldwide - Reported (MBOE/D)		1,139	1,182	1,180	1,183		1,079	1,113
Worldwide - Continuing Operations (MBOE/D)		1,117	1,160	1,160	1,167		1,079	1,113
Worldwide Sales - Continuing Operations (MBOE/D)		1,113	1,156	1,157	1,166		1,074	1,112

Commodity Price Realizations
Worldwide oil ($/BBL)		$55.65	$60.05	$62.94	$66.14		$91.91	$100.10
Worldwide NGL ($/BBL)		$23.44	$24.31	$27.68	$30.01		$39.61	$40.90
Domestic gas ($/MCF)		$2.56	$2.58	$2.84	$3.30		$4.17	$5.20

Cash Flows - Continuing Operations ($ millions)
Operating cash flows before working capital (Non-GAAP)	(c)	$2,135	$4,845	$7,812	$11,679		$4,178	$9,326
Working capital changes		(1,347)	(733)	(790)	(1,426)		(939)	(758)
Operating cash flow		$788	$4,112	$7,022	$10,253		$3,239	$8,568
Capital expenditures		$(579)	$(1,277)	$(1,933)	$(2,870)		$(858)	$(1,830)

(a) See schedule 3 for Non-GAAP reconciliation.
(b) See schedule 4 for Non-GAAP reconciliation. The adjusted diluted EPS (Non-GAAP) calculations include the dilutive effect of potential common stocks since Occidental generated adjusted income for the three and six months ended June 30, 2021. For the three and six months ended June 30, 2021, dilutive securities for adjusted diluted EPS were 22.6 million and 18.6 million, respectively, resulting in total dilutive weighted-average shares of 956.8 million and 952.4 million shares, respectively. The reported EPS (GAAP) calculations do not include dilutive effect of potential common stocks as their effect is anti-dilutive since Occidental generated net losses from continuing operations.
(c) See schedule 7 for Non-GAAP reconciliation.

SCHEDULE 2
Occidental Petroleum Corporation
Items Affecting Comparability Detail
(Amounts in millions)

	2021					2022
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset impairments	$(135)	$(21)	$(17)	$(109)	$(282)	$—	$—			$—
Asset sales gains, net	—	—	14	13	27	125	12			137
Oil, gas and CO2 derivative gains (losses), net	(40)	(140)	(97)	(3)	(280)	—	—			—
Total Domestic	(175)	(161)	(100)	(99)	(535)	125	12			137
International
Asset sales gains (losses), net	—	—	(12)	55	43	—	10			10
Total International	—	—	(12)	55	43	—	10			10
Total Oil and Gas	(175)	(161)	(112)	(44)	(492)	125	22			147

Chemical
No items affecting comparability	—	—	—	—	—	—	—			—
Total Chemical	—	—	—	—	—	—	—			—

Midstream & Marketing
Asset sales gains, net	102	22	—	—	124	—	—			—
Asset impairments	—	—	—	(21)	(21)	—	—			—
Derivative gains (losses), net	15	(180)	(11)	(76)	(252)	(198)	96			(102)
Total Midstream & Marketing	117	(158)	(11)	(97)	(149)	(198)	96			(102)

Corporate
Anadarko acquisition-related costs	(41)	(52)	(29)	(31)	(153)	(65)	(13)			(78)
Interest rate swap gains (losses), net	399	(223)	(26)	(28)	122	135	127			262
Maxus environmental reserve adjustment	—	—	—	—	—	—	(22)			(22)
Early debt extinguishment	—	—	(88)	(30)	(118)	(18)	179			161
Total Corporate	358	(275)	(143)	(89)	(149)	52	271			323

Income tax impact of legal entity reorganization	—	—	—	—	—	2,594	—			2,594
Exploration license expiration tax benefit	—	—	—	—	—	—	13			13
State tax rate revaluation	—	55	—	88	143	(29)	—			(29)
Income taxes	(65)	128	60	55	178	5	(87)			(82)
Income (loss) from continuing operations	235	(411)	(206)	(87)	(469)	2,549	315			2,864
Discontinued operations, net of taxes	(445)	3	(2)	(24)	(468)	—	—			—
Total	$(210)	$(408)	$(208)	$(111)	$(937)	$2,549	$315		$—	$2,864

After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset impairments	$(106)	$(16)	$(12)	$(90)	$(224)	$—	$—			$—
Asset sales gains, net	—	—	11	10	21	98	9			107
Oil, gas and CO2 derivative gains (losses), net	(31)	(110)	(75)	(2)	(218)	—	—			—
Total Domestic	(137)	(126)	(76)	(82)	(421)	98	9			107
International
Asset sales gains (losses), net	—	—	(12)	55	43	—	6			6
Total International	—	—	(12)	55	43	—	6			6
Total Oil and Gas	(137)	(126)	(88)	(27)	(378)	98	15			113

Chemical
No items affecting comparability	—	—	—	—	—	—	—			—
Total Chemical	—	—	—	—	—	—	—			—

Midstream & Marketing
Asset sales gains (losses), net	79	17	1	(2)	95	—	—			—
Asset impairments	—	—	—	(16)	(16)	—	—			—
Derivative gains (losses), net	12	(141)	(8)	(60)	(197)	(155)	75			(80)
Total Midstream & Marketing	91	(124)	(7)	(78)	(118)	(155)	75			(80)

Corporate
Anadarko acquisition-related costs	(31)	(41)	(23)	(26)	(121)	(51)	(10)			(61)
Interest rate swap gains (losses), net	312	(175)	(19)	(21)	97	106	99			205
Maxus environmental reserve adjustment	—	—	—	—	—	—	(17)			(17)
Early debt extinguishment	—	—	(69)	(23)	(92)	(14)	140			126
Total Corporate	281	(216)	(111)	(70)	(116)	41	212			253

Income tax impact of legal entity reorganization	—	—	—	—	—	2,594	—			2,594
Exploration license expiration tax benefit	—	—	—	—	—	—	13			13
State tax rate revaluation	—	55	—	88	143	(29)	—			(29)
Income (loss) from continuing operations	235	(411)	(206)	(87)	(469)	2,549	315			2,864
Discontinued operations, net of taxes	(445)	3	(2)	(24)	(468)	—	—			—
Total	$(210)	$(408)	$(208)	$(111)	$(937)	$2,549	$315			$2,864

SCHEDULE 3
Occidental Petroleum Corporation
Segment Results Before Tax Allocations
(Amounts in millions, except per-share and effective tax rate amounts)

	2021					2022
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(214)	$367	$1,078	$1,669	$2,900	$2,546	$3,322			$5,868
International	180	350	420	547	1,497	377	798			1,175
Exploration	(28)	(86)	(31)	(107)	(252)	(25)	(26)			(51)
Total Oil & Gas	(62)	631	1,467	2,109	4,145	2,898	4,094			6,992
Chemical	251	312	407	574	1,544	671	800			1,471
Midstream & Marketing	282	(30)	20	(15)	257	(50)	264			214
Segment income	471	913	1,894	2,668	5,946	3,519	5,158			8,677
Corporate
Interest	(395)	(385)	(449)	(385)	(1,614)	(371)	(114)			(485)
Other	239	(385)	(228)	(253)	(627)	(65)	(58)			(123)
Income from continuing operations before taxes	315	143	1,217	2,030	3,705	3,083	4,986			8,069
Taxes
Federal and state	102	8	(151)	(206)	(247)	2,037	(916)			1,121
International	(118)	(51)	(236)	(263)	(668)	(244)	(315)			(559)
Income from continuing operations	299	100	830	1,561	2,790	4,876	3,755			8,631
Discontinued operations, net of taxes	(445)	3	(2)	(24)	(468)	—	—			—
Net income (loss)	(146)	103	828	1,537	2,322	4,876	3,755			8,631
Less: Preferred stock dividends	(200)	(200)	(200)	(200)	(800)	(200)	(200)			(400)
Net income (loss) attributable to common stockholders	$(346)	$(97)	$628	$1,337	$1,522	$4,676	$3,555			$8,231
Reported diluted earnings per share	$(0.36)	$(0.10)	$0.65	$1.37	$1.58	$4.65	$3.47			$8.11
Effective Tax Rate	5%	30%	32%	23%	25%	(58)%	25%			(7)%

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(175)	$(161)	$(100)	$(99)	$(535)	$125	$12			$137
International	—	—	(12)	55	43	—	10			10
Exploration	—	—	—	—	—	—	—			—
Total Oil & Gas	(175)	(161)	(112)	(44)	(492)	125	22			147
Chemical	—	—	—	—	—	—	—			—
Midstream & Marketing	117	(158)	(11)	(97)	(149)	(198)	96			(102)
Segment loss	(58)	(319)	(123)	(141)	(641)	(73)	118			45
Corporate
Interest	—	—	(88)	(30)	(118)	(18)	179			161
Other	358	(275)	(55)	(59)	(31)	70	92			162
Income (loss) from continuing operations before taxes	300	(594)	(266)	(230)	(790)	(21)	389			368
Taxes
Federal and state	(65)	183	60	143	321	2,570	(70)			2,500
International	—	—	—	—	—	—	(4)			(4)
Income (loss) from continuing operations	235	(411)	(206)	(87)	(469)	2,549	315			2,864
Discontinued operations, net of taxes	(445)	3	(2)	(24)	(468)	—	—			—
Net income (loss)	(210)	(408)	(208)	(111)	(937)	2,549	315			2,864
Less: Preferred stock dividends	—	—	—	—	—	—	—			—
Net income (loss) attributable to common stockholders	$(210)	$(408)	$(208)	$(111)	$(937)	$2,549	$315			$2,864

Adjusted Income (Loss) (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(39)	$528	$1,178	$1,768	$3,435	$2,421	$3,310			$5,731
International	180	350	432	492	1,454	377	788			1,165
Exploration	(28)	(86)	(31)	(107)	(252)	(25)	(26)			(51)
Total Oil & Gas	113	792	1,579	2,153	4,637	2,773	4,072			6,845
Chemical	251	312	407	574	1,544	671	800			1,471
Midstream & Marketing	165	128	31	82	406	148	168			316
Adjusted segment income	529	1,232	2,017	2,809	6,587	3,592	5,040			8,632
Corporate
Interest	(395)	(385)	(361)	(355)	(1,496)	(353)	(293)			(646)
Other	(119)	(110)	(173)	(194)	(596)	(135)	(150)			(285)
Adjusted income from continuing operations before taxes	15	737	1,483	2,260	4,495	3,104	4,597			7,701
Taxes
Federal and state	167	(175)	(211)	(349)	(568)	(533)	(846)			(1,379)
International	(118)	(51)	(236)	(263)	(668)	(244)	(311)			(555)
Adjusted income	64	511	1,036	1,648	3,259	2,327	3,440			5,767
Less: Preferred stock dividends	(200)	(200)	(200)	(200)	(800)	(200)	(200)			(400)
Adjusted income (loss) attributable to common stockholders	$(136)	$311	$836	$1,448	$2,459	$2,127	$3,240			$5,367
Adjusted diluted earnings per share (Non-GAAP)	$(0.15)	$0.32	$0.87	$1.48	$2.55	$2.12	$3.16			$5.29
Effective Tax Rate	(327)%	31%	30%	27%	27%	25%	25%			25%
(a) Non-GAAP Measures. Adjusted income is a Non-GAAP measure. Occidental defines adjusted income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This Non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported net income is considered representative of management’s performance over the long term, and adjusted income is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 4
Occidental Petroleum Corporation
Segment Results After Tax Allocations
(Amounts in millions, except per-share and effective tax rate amounts)

	2021					2022
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(167)	$286	$841	$1,302	$2,262	$1,986	$2,591			$4,577
International	69	193	252	339	853	184	466			650
Exploration	(23)	(72)	(26)	(96)	(217)	(23)	(24)			(47)
Total Oil & Gas	(121)	407	1,067	1,545	2,898	2,147	3,033			5,180
Chemical	193	240	314	440	1,187	519	620			1,139
Midstream & Marketing	251	(3)	35	5	288	(70)	247			177
Segment income	323	644	1,416	1,990	4,373	2,596	3,900			6,496
Corporate
Interest	(395)	(385)	(449)	(385)	(1,614)	(367)	(114)			(481)
Other	162	(271)	(228)	(253)	(590)	(65)	(104)			(169)
Taxes	209	112	91	209	621	2,712	73			2,785
Income from continuing operations	299	100	830	1,561	2,790	4,876	3,755			8,631
Discontinued operations, net of taxes	(445)	3	(2)	(24)	(468)	—	—			—
Net income (loss)	(146)	103	828	1,537	2,322	4,876	3,755			8,631
Less: Preferred stock dividends	(200)	(200)	(200)	(200)	(800)	(200)	(200)			(400)
Net income (loss) attributable to common stockholders	$(346)	$(97)	$628	$1,337	$1,522	$4,676	$3,555			$8,231

Reported diluted earnings per share	$(0.36)	$(0.10)	$0.65	$1.37	$1.58	$4.65	$3.47			$8.11

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(137)	$(126)	$(76)	$(82)	$(421)	$98	$9			$107
International	—	—	(12)	55	43	—	6			6
Exploration	—	—	—	—	—	—	—			—
Total Oil & Gas	(137)	(126)	(88)	(27)	(378)	98	15			113
Chemical	—	—	—	—	—	—	—			—
Midstream & Marketing	91	(124)	(7)	(78)	(118)	(155)	75			(80)
Segment loss	(46)	(250)	(95)	(105)	(496)	(57)	90			33
Corporate
Interest	—	—	(69)	(23)	(92)	(14)	140			126
Other	281	(216)	(42)	(47)	(24)	55	72			127
Taxes	—	55	—	88	143	2,565	13			2,578
Income (loss) from continuing operations	235	(411)	(206)	(87)	(469)	2,549	315			2,864
Discontinued operations, net of taxes	(445)	3	(2)	(24)	(468)	—	—			—
Net income (loss)	(210)	(408)	(208)	(111)	(937)	2,549	315			2,864
Less: Preferred stock dividends	—	—	—	—	—	—	—			—
Net income (loss) attributable to common stockholders	$(210)	$(408)	$(208)	$(111)	$(937)	$2,549	$315			$2,864

Adjusted Income (Loss) (Non-GAAP)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(30)	$412	$917	$1,384	$2,683	$1,888	$2,582			$4,470
International	69	193	264	284	810	184	460			644
Exploration	(23)	(72)	(26)	(96)	(217)	(23)	(24)			(47)
Total Oil & Gas	16	533	1,155	1,572	3,276	2,049	3,018			5,067
Chemical	193	240	314	440	1,187	519	620			1,139
Midstream & Marketing	160	121	42	83	406	85	172			257
Segment income	369	894	1,511	2,095	4,869	2,653	3,810			6,463
Corporate
Interest	(395)	(385)	(380)	(362)	(1,522)	(353)	(254)			(607)
Other	(119)	(55)	(186)	(206)	(566)	(120)	(176)			(296)
Taxes	209	57	91	121	478	147	60			207
Income from continuing operations	64	511	1,036	1,648	3,259	2,327	3,440			5,767
Less: Preferred stock dividends	(200)	(200)	(200)	(200)	(800)	(200)	(200)			(400)
Adjusted income (loss) attributable to common stockholders	$(136)	$311	$836	$1,448	$2,459	$2,127	$3,240			$5,367

Adjusted diluted earnings per share (Non-GAAP)	$(0.15)	$0.32	$0.87	$1.48	$2.55	$2.12	$3.16			$5.29

Reconciliation - Diluted Earnings Per Share (a)
Reported Diluted Earnings Per Share (GAAP)	$(0.36)	$(0.10)	$0.65	$1.37	$1.58	$4.65	$3.47			$8.11
After-Tax Adjustments for Items Affecting Comparability
Oil & Gas
Domestic	$(0.14)	$(0.13)	$(0.08)	$(0.08)	$(0.43)	$0.09	$0.01			$0.10
International	—	—	(0.01)	0.06	0.04	—	0.01			0.01
Exploration	—	—	—	—	—	—	—			—
Chemical	—	—	—	—	—	—	—			—
Midstream & Marketing	0.10	(0.13)	(0.01)	(0.08)	(0.12)	(0.16)	0.08			(0.08)
Corporate
Interest	—	—	(0.07)	(0.02)	(0.10)	(0.02)	0.14			0.12
Other	0.30	(0.22)	(0.04)	(0.06)	(0.03)	0.05	0.07			0.12
Taxes	—	0.06	—	0.09	0.15	2.57	—			2.55
Discontinued Operations	(0.47)	—	—	(0.02)	(0.49)	—	—			—
Total After-Tax Adjustments for Items Affecting Comparability	$(0.21)	$(0.42)	$(0.21)	$(0.11)	$(0.97)	$2.53	$0.31			$2.82

Adjusted Diluted Earnings Per Share (Non-GAAP)	$(0.15)	$0.32	$0.86	$1.48	$2.55	$2.12	$3.16			$5.29

Average Diluted Shares Outstanding - Reported (millions)	947.9	934.2	957.7	972.7	958.8	997.7	1,018.3			1,007.5
(a) The adjusted diluted EPS (Non-GAAP) calculations include the dilutive effect of potential common stocks since Occidental generated adjusted income for the three and six months ended June 30, 2021. For the three and six months ended June 30, 2021, dilutive securities for adjusted diluted EPS were 22.6 million and 18.6 million, respectively, resulting in total dilutive weighted-average shares of 956.8 million and 952.4 million shares, respectively. The reported EPS (GAAP) calculations do not include dilutive effect of potential common stocks as their effect is anti-dilutive since Occidental generated net losses from continuing operations.

SCHEDULE 5
Occidental Petroleum Corporation
Consolidated Condensed Statements of Operations
(Amounts in millions, except per-share amounts)

	2021					2022
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES AND OTHER INCOME
Net sales
Oil & Gas	$3,664	$4,505	$4,955	$5,817	$18,941	$6,075	$7,696			$13,771
Chemical	1,088	1,187	1,396	1,575	5,246	1,684	1,909			3,593
Midstream & Marketing	807	497	702	857	2,863	882	1,474			2,356
Eliminations	(266)	(231)	(261)	(336)	(1,094)	(292)	(403)			(695)
Total	5,293	5,958	6,792	7,913	25,956	8,349	10,676			19,025
Interest, dividends and other income	75	49	18	24	166	49	36			85
Gains on sale of assets, net	111	3	5	73	192	135	23			158
Total	5,479	6,010	6,815	8,010	26,314	8,533	10,735			19,268

COSTS AND OTHER DEDUCTIONS
Oil and gas operating expense	776	712	829	843	3,160	864	1,005			1,869
Transportation and gathering expense	329	364	360	366	1,419	347	364			711
Chemical and midstream costs of sales	594	676	731	771	2,772	818	835			1,653
Purchased commodities	558	487	588	675	2,308	811	1,031			1,842
Selling, general and administrative	166	177	240	280	863	196	244			440
Other operating and non-operating expense	258	248	256	303	1,065	299	291			590
Taxes other than on income	210	244	289	262	1,005	335	426			761
Depreciation, depletion and amortization	2,194	2,371	1,916	1,966	8,447	1,643	1,728			3,371
Asset impairments and other charges	135	21	17	131	304	—	—			—
Anadarko acquisition-related costs	41	52	29	31	153	65	13			78
Exploration expense	28	86	31	107	252	25	26			51
Interest and debt expense, net	395	385	449	385	1,614	371	114			485
Total	5,684	5,823	5,735	6,120	23,362	5,774	6,077			11,851
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	(205)	187	1,080	1,890	2,952	2,759	4,658			7,417
OTHER ITEMS
Gains (losses) on interest rate swaps, net	399	(223)	(26)	(28)	122	135	127			262
Income from equity investments	121	179	163	168	631	189	201			390
Total	520	(44)	137	140	753	324	328			652
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	315	143	1,217	2,030	3,705	3,083	4,986			8,069
Income tax benefit (expense)	(16)	(43)	(387)	(469)	(915)	1,793	(1,231)			562
INCOME FROM CONTINUING OPERATIONS	299	100	830	1,561	2,790	4,876	3,755			8,631
Discontinued operations, net of taxes	(445)	3	(2)	(24)	(468)	—	—			—
NET INCOME (LOSS)	(146)	103	828	1,537	2,322	4,876	3,755			8,631
Less: Preferred stock dividend	(200)	(200)	(200)	(200)	(800)	(200)	(200)			(400)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(346)	$(97)	$628	$1,337	$1,522	$4,676	$3,555			$8,231

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$0.11	$(0.11)	$0.67	$1.44	$2.12	$4.96	$3.76			$8.71
Discontinued operations, net	(0.48)	0.01	—	(0.02)	(0.50)	—	—			—
BASIC EARNINGS PER COMMON SHARE	$(0.37)	$(0.10)	$0.67	$1.42	$1.62	$4.96	$3.76			$8.71

DILUTED EARNINGS PER COMMON SHARE	$(0.36)	$(0.10)	$0.65	$1.37	$1.58	$4.65	$3.47			$8.11

DIVIDENDS PER COMMON SHARE	$0.01	$0.01	$0.01	$0.01	$0.04	$0.13	$0.13			$0.26

AVERAGE COMMON SHARES OUTSTANDING
BASIC	933.1	934.2	935.4	936.5	935.0	936.7	939.2			938.3
DILUTED	947.9	934.2	957.7	972.7	958.8	997.7	1018.3			1007.5

INCOME TAX BENEFIT (EXPENSE)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
CURRENT
Federal	$30	$(30)	$(170)	$(3)	$(173)	$(215)	$(640)			$(855)
State and local	(10)	21	(23)	(24)	(36)	(34)	(50)			(84)
International	(117)	(165)	(174)	(204)	(660)	(198)	(338)			(536)
Total	(97)	(174)	(367)	(231)	(869)	(447)	(1,028)			(1,475)
DEFERRED
Federal	$78	$(62)	$19	$(226)	$(191)	$2,213	$(231)			$1,982
State and local	4	79	23	47	153	73	5			78
International	(1)	114	(62)	(59)	(8)	(46)	23			(23)
Total	81	131	(20)	(238)	(46)	2,240	(203)			2,037
TOTAL INCOME TAX BENEFIT (EXPENSE)	$(16)	$(43)	$(387)	$(469)	$(915)	$1,793	$(1,231)			$562

SCHEDULE 6

Occidental Petroleum Corporation
Consolidated Condensed Balance Sheets
(Amounts in millions)

	2021				2022
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$2,270	$4,569	$2,059	$2,764	$1,909	$1,362
Trade receivables, net	3,046	3,288	3,477	4,208	5,434	6,350
Inventories	2,173	1,837	1,773	1,846	1,406	1,564
Assets held for sale	1,249	1,774	1,098	72	—	—
Other current assets	1,336	1,376	1,492	1,321	1,309	1,132
Total current assets	10,074	12,844	9,899	10,211	10,058	10,408

INVESTMENTS IN UNCONSOLIDATED ENTITIES	3,170	3,249	3,266	2,938	3,015	3,328

PROPERTY, PLANT AND EQUIPMENT
Gross property, plant and equipment	119,278	116,566	117,192	118,157	117,542	118,301
Accumulated depreciation, depletion and amortization	(55,205)	(54,720)	(56,548)	(58,227)	(58,313)	(59,728)
Net property, plant and equipment	64,073	61,846	60,644	59,930	59,229	58,573

OPERATING LEASE ASSETS	949	860	804	726	689	721
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	1,089	1,138	1,145	1,231	1,231	1,191
TOTAL ASSETS	$79,355	$79,937	$75,758	$75,036	$74,222	$74,221

CURRENT LIABILITIES
Current maturities of long-term debt	$559	$651	$780	$186	$507	$459
Current operating lease liabilities	369	331	265	186	173	178
Accounts payable	3,416	3,544	3,713	3,899	4,664	5,197
Accrued liabilities	3,566	4,325	3,654	4,046	3,356	3,896
Liabilities of assets held for sale	721	735	714	7	—	—
Total current liabilities	8,631	9,586	9,126	8,324	8,700	9,730

LONG-TERM DEBT, NET	35,466	35,352	30,915	29,431	25,865	21,743

DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes, net	6,941	6,808	6,825	7,039	4,806	5,020
Asset retirement obligations	4,030	3,949	3,942	3,687	3,634	3,600
Pension and postretirement obligations	1,553	1,551	1,595	1,540	1,541	1,513
Environmental remediation liabilities	1,029	1,020	1,000	944	933	918
Operating lease liabilities	628	583	593	585	558	589
Other	2,777	2,844	2,889	3,159	3,278	3,278
Total deferred credits and other liabilities	16,958	16,755	16,844	16,954	14,750	14,918
EQUITY
Preferred stock, $1.00 per share par value	9,762	9,762	9,762	9,762	9,762	9,762
Common stock, $0.20 per share par value	217	217	217	217	217	218
Treasury stock	(10,668)	(10,668)	(10,668)	(10,673)	(10,709)	(11,391)
Additional paid-in capital	16,585	16,638	16,692	16,749	16,785	16,914
Retained earnings	2,639	2,533	3,152	4,480	9,032	12,462
Accumulated other comprehensive loss	(235)	(238)	(282)	(208)	(180)	(135)
Total equity	18,300	18,244	18,873	20,327	24,907	27,830

TOTAL LIABILITIES AND EQUITY	$79,355	$79,937	$75,758	$75,036	$74,222	$74,221

SCHEDULE 7
Occidental Petroleum Corporation
Consolidated Condensed Statements of Cash Flows and Detail of CAPEX and DD&A
(Amounts in millions)

	2021					2022
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW FROM CONTINUING OPERATIONS
Net income (loss)	$(146)	$103	$828	$1,537	$2,322	$4,876	$3,755			$8,631
Depreciation, depletion and amortization (see detail below)	2,194	2,371	1,916	1,966	8,447	1,643	1,728			3,371
Deferred income tax provision (benefit)	(81)	(131)	20	238	46	(2,240)	203			(2,037)
Asset impairments and other non-cash charges	168	367	203	126	864	(101)	(538)			(639)
Operating cash flow from continuing operations before working capital (Non-GAAP) (see below) (a)	2,135	2,710	2,967	3,867	11,679	4,178	5,148			9,326
Working capital changes	(1,347)	614	(57)	(636)	(1,426)	(939)	181			(758)
Operating cash flow from continuing operations (GAAP)	788	3,324	2,910	3,231	10,253	3,239	5,329			8,568

INVESTING CASH FLOW FROM CONTINUING OPERATIONS
Capital expenditures (see detail below)	(579)	(698)	(656)	(937)	(2,870)	(858)	(972)			(1,830)
Payments for purchases of assets and businesses	(105)	(8)	(9)	(309)	(431)	(29)	(280)			(309)
Sales of assets, net	496	7	502	619	1,624	267	57			324
Changes in capital accrual	(75)	(19)	11	180	97	(39)	(29)			(68)
Other investing activities	(10)	(17)	6	427	406	(3)	(69)			(72)
Investing cash flow from continuing operations	(273)	(735)	(146)	(20)	(1,174)	(662)	(1,293)			(1,955)

FINANCING CASH FLOW FROM CONTINUING OPERATIONS
Cash dividends paid	(211)	(209)	(210)	(209)	(839)	(216)	(323)			(539)
Purchases of treasury stock	(3)	—	—	(5)	(8)	(36)	(532)			(568)
Payments of debt	(174)	—	(4,381)	(2,279)	(6,834)	(3,259)	(3,849)			(7,108)
Other financing activities	36	(50)	(831)	(38)	(883)	82	118			200
Financing cash flow from continuing operations	(352)	(259)	(5,422)	(2,531)	(8,564)	(3,429)	(4,586)			(8,015)

Cash Flow From Discontinued Operations	111	(32)	186	(171)	94	—	—			—

Increase (decrease) in cash and cash equivalents and restricted cash and restricted cash equivalents	274	2,298	(2,472)	509	609	(852)	(550)			(1,402)
Cash and cash equivalents and restricted cash and restricted cash equivalents - beginning of period	2,194	2,468	4,766	2,294	2,194	2,803	1,951			2,803
Cash and cash equivalents and restricted cash and cash equivalents - end of period	$2,468	$4,766	$2,294	$2,803	$2,803	$1,951	$1,401			$1,401

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas	$(513)	$(599)	$(561)	$(736)	$(2,409)	$(753)	$(849)			$(1,602)
Chemical	(47)	(67)	(60)	(134)	(308)	(37)	(62)			(99)
Midstream & Marketing	(17)	(24)	(26)	(39)	(106)	(62)	(47)			(109)
Corporate	(2)	(8)	(9)	(28)	(47)	(6)	(14)			(20)
Total Capital Expenditures	$(579)	$(698)	$(656)	$(937)	$(2,870)	$(858)	$(972)			$(1,830)

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
United States	$1,852	$2,024	$1,561	$1,616	$7,053	$1,347	$1,403			$2,750
International	166	174	173	174	687	117	143			260
Chemical	84	84	91	85	344	88	89			177
Midstream & Marketing	82	80	81	82	325	82	83			165
Corporate	10	9	10	9	38	9	10			19
Total Depreciation, Depletion and Amortization	$2,194	$2,371	$1,916	$1,966	$8,447	$1,643	$1,728			$3,371

Free Cash Flow (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Operating cash flow from continuing operations (GAAP)	$788	$3,324	$2,910	$3,231	$10,253	$3,239	$5,329	$—	$—	$8,568
Plus: Working capital and other, net	1,347	(614)	57	636	1,426	939	(181)	—	—	758
Operating cash flow from continuing operations before working capital (Non-GAAP)	2,135	2,710	2,967	3,867	11,679	4,178	5,148	—	—	9,326
Less: Capital Expenditures (GAAP)	(579)	(698)	(656)	(937)	(2,870)	(858)	(972)	—	—	(1,830)
Free Cash Flow (Non-GAAP)	$1,556	$2,012	$2,311	$2,930	$8,809	$3,320	$4,176	$—	$—	$7,496

(a) Non-GAAP Measures. Operating cash flow before working capital and free cash flow are Non-GAAP measures. Occidental defines operating cash flow before working capital as operating cash from continuing operations less working capital and free cash flow as operating cash flow before working capital less capital expenditures. These Non-GAAP measures are not meant to disassociate those items from management's performance, but rather are meant to provide useful information to investors interested in comparing Occidental's performance between periods. Reported operating cash flow from continuing operations is considered representative of management's performance over the long term, and operating cash flow before working capital and free cash flow are not considered to be alternatives to reported operating cash flow in accordance to GAAP.

SCHEDULE 8
Occidental Petroleum Corporation
Oil & Gas Net Production Volumes Per Day by Geographical Locations
TOTAL REPORTED PRODUCTION

	2021					2022
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian	457	504	499	490	487	472	493			482
Rockies & Other Domestic	296	308	292	313	302	286	279			283
Gulf of Mexico	151	149	127	149	144	138	147			142
Total	904	961	918	952	933	896	919			907

International
Algeria & Other International	39	43	46	48	44	36	53			45
Al Hosn	57	81	83	81	76	45	76			61
Dolphin	38	42	40	38	40	34	37			35
Oman	79	76	73	70	74	68	62			65
Total	213	242	242	237	234	183	228			206

TOTAL CONTINUING OPERATIONS PRODUCTION	1,117	1,203	1,160	1,189	1,167	1,079	1,147			1,113

OPERATIONS EXITED OR EXITING	22	22	16	3	16	—	—			—

TOTAL REPORTED PRODUCTION	1,139	1,225	1,176	1,192	1,183	1,079	1,147			1,113

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian	271	297	292	284	286	280	291			286
Rockies & Other Domestic	92	96	85	99	93	89	82			85
Gulf of Mexico	125	124	106	123	119	114	122			118
Total	488	517	483	506	498	483	495			489
NGL (MBBL)
Permian	97	113	116	114	110	108	114			110
Rockies & Other Domestic	92	100	94	100	97	92	100			96
Gulf of Mexico	11	11	9	11	10	10	11			11
Total	200	224	219	225	217	210	225			217
Natural Gas (MMCF)
Permian	531	563	548	551	548	504	528			515
Rockies & Other Domestic	673	674	675	684	676	632	582			608
Gulf of Mexico	90	85	72	88	84	83	81			81
Total	1,294	1,322	1,295	1,323	1,308	1,219	1,191			1,204

International
Oil (MBBL)
Algeria and Other International	36	39	42	43	40	33	47			40
Al Hosn	10	14	14	14	13	8	13			11
Dolphin	6	7	6	6	7	5	6			6
Oman	64	62	61	58	61	57	50			53
Total	116	122	123	121	121	103	116			110
NGL (MBBL)
Algeria and Other International	2	3	3	4	3	1	4			3
Al Hosn	18	25	26	25	24	14	23			19
Dolphin	8	8	8	8	8	7	8			7
Total	28	36	37	37	35	22	35			29
Natural Gas (MMCF)
Algeria and Other International	7	7	7	7	7	10	13			12
Al Hosn	174	252	255	253	234	139	237			188
Dolphin	146	160	154	146	150	130	141			134
Oman	89	83	77	69	80	69	71			70
Total	416	502	493	475	471	348	462			404

SCHEDULE 9
Occidental Petroleum Corporation
Oil & Gas Net Sales Volumes Per Day and Realized Prices by Geographical Locations

	2021					2022
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	904	961	918	952	933	896	919			907

International
Algeria & Other International	36	39	45	52	43	36	51			44
Al Hosn	57	81	82	81	76	46	76			61
Dolphin	37	42	40	38	40	33	37			35
Oman	79	76	73	70	74	63	67			65
Total	209	238	240	241	233	178	231			205

TOTAL CONTINUING OPERATIONS SALES	1,113	1,199	1,158	1,193	1,166	1,074	1,150			1,112

OPERATIONS EXITED OR EXITING	28	9	36	—	18	—	—			—

TOTAL REPORTED SALES	1,141	1,208	1,194	1,193	1,184	1,074	1,150			1,112

REALIZED PRICES
United States
Oil ($/BBL)	$56.18	$64.39	$68.76	$75.78	$66.39	$93.23	$108.64			$101.08
NGL ($/BBL)	$23.62	$25.33	$35.20	$37.43	$30.62	$40.60	$42.80			$41.74
Natural Gas ($/MCF)	$2.56	$2.59	$3.35	$4.64	$3.30	$4.17	$6.25			$5.20

International
Oil ($/BBL)	$53.39	$63.26	$68.65	$73.79	$65.08	$85.42	$103.99			$95.75
NGL ($/BBL)	$22.11	$23.36	$26.85	$30.95	$26.13	$30.44	$36.92			$34.32
Natural Gas ($/MCF)	$1.70	$1.68	$1.68	$1.70	$1.69	$1.85	$1.89			$1.87

Total Worldwide
Oil ($/BBL)	$55.65	$64.18	$68.74	$75.39	$66.14	$91.91	$107.72			$100.10
NGL ($/BBL)	$23.44	$25.06	$34.01	$36.52	$30.01	$39.61	$42.04			$40.90
Natural Gas ($/MCF)	$2.36	$2.34	$2.89	$3.86	$2.87	$3.66	$5.03			$4.37

Index Prices
WTI Oil ($/BBL)	$57.84	$66.07	$70.56	$77.19	$67.91	$94.29	$108.41			$101.35
Brent Oil ($/BBL)	$61.10	$69.02	$73.23	$79.76	$70.78	$97.36	$111.69			$104.53
NYMEX Natural Gas ($/MCF)	$2.72	$2.76	$3.71	$5.27	$3.61	$4.16	$6.62			$5.39

Percentage of Index Prices
Worldwide oil as a percentage of WTI	96%	97%	97%	98%	97%	97%	99%			99%
Worldwide oil as a percentage of Brent	91%	93%	94%	95%	93%	94%	96%			96%
Worldwide NGL as a percentage of WTI	41%	38%	48%	47%	44%	42%	39%			40%
Worldwide NGL as a percentage of Brent	38%	36%	46%	46%	42%	41%	38%			39%
Domestic gas as a percentage of NYMEX	94%	94%	90%	88%	91%	100%	94%			96%

SCHEDULE 10
Occidental Petroleum Corporation
Oil & Gas Metrics

	2021					2022
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Lease operating expenses ($/BOE)
United States	$7.20	$6.00	$7.37	$6.96	$6.87	$7.82	$8.99			$8.42
International	$11.83	$9.81	$9.53	$10.64	$10.41	$14.53	$12.05			$13.12
Total Oil and Gas	$8.07	$6.76	$7.82	$7.70	$7.58	$8.94	$9.60			$9.28

Transportation costs ($/BOE)
United States	$3.81	$3.96	$3.71	$3.85	$3.83	$3.87	$3.90			$3.89
Total Oil and Gas	$3.24	$3.31	$3.10	$3.23	$3.22	$3.38	$3.28			$3.33

Taxes other than on income ($/BOE)
United States	$2.11	$2.24	$2.72	$2.15	$2.30	$3.43	$3.97			$3.71
Total Oil and Gas	$2.06	$2.21	$2.68	$2.39	$2.34	$3.43	$4.05			$3.75

DD&A expense ($/BOE)
United States	$22.77	$23.16	$18.50	$18.45	$20.70	$16.71	$16.79			$16.75
International	$8.82	$7.98	$7.83	$7.89	$8.10	$7.32	$6.75			$7.00
Total Oil and Gas	$20.14	$20.14	$16.29	$16.32	$18.19	$15.15	$14.77			$14.95

G&A and other operating expenses ($/BOE)	$2.41	$2.37	$2.47	$2.82	$2.52	$3.05	$2.67			$2.87

O&G MTM Loss - Collars, Calls and CO2 ($ millions)	$40	$139	$97	$4	$280	$—	$—			$—

Exploration Expense ($ millions)
United States	$22	$64	$24	$48	$158	$9	$10			$19
International	6	22	7	59	94	16	16			32
Total Exploration Expense	$28	$86	$31	$107	$252	$25	$26			$51

Capital Expenditures ($ millions)
Permian	$(223)	$(277)	$(257)	$(331)	$(1,088)	$(381)	$(471)			$(852)
Rockies & Other Domestic	(122)	(112)	(108)	(109)	(451)	(87)	(115)			(202)
Gulf of Mexico	(73)	(66)	(66)	(103)	(308)	(120)	(86)			(206)
International	(84)	(88)	(103)	(124)	(399)	(108)	(108)			(216)
Exploration Drilling	(11)	(56)	(27)	(69)	(163)	(57)	(69)			(126)
Total Oil and Gas	$(513)	$(599)	$(561)	$(736)	$(2,409)	$(753)	$(849)			$(1,602)